Supplement dated July 11, 2025

to the Updating Summary Prospectuses and Prospectuses dated May 1, 2025 for:

Principal® Variable Universal Life Accumulator

Principal® Variable Universal Life Accumulator II

Principal® Flexible Variable Life

Prinflex Life®

Principal® Survivorship Flexible Premium Variable Universal Life

Principal® Variable Universal Life Income

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account

This supplement updates information contained in the Updating Summary Prospectuses and Prospectuses referenced above. Please retain this supplement for future reference.

APPENDIX: UNDERLYING FUNDS AVAILABLE UNDER THE POLICY

The following changes are made to the list of Underlying Funds available under the Policy contained in the above-referenced appendix.

Effective immediately, the existing row for Wanger International is replaced with the new row below to reflect fund name and advisor changes:

Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
Columbia Variable Portfolio - Acorn International(1)	International Equity	Columbia Management Investment Advisers, LLC	1.08%	-8.25%	-0.72%	3.07%

Classification: Company Confidential